CarLotz Announces Third Quarter 2021 Financial Results

Record Revenue of $68.0 million in the Third Quarter, Increasing 128% versus Last Year

Retail Unit Sales Grew 58% to 2,490

November 8, 2021 – Richmond, VA – CarLotz, Inc. (“CarLotz” or the “Company”), a leading consignment-to-retail used vehicle marketplace, today announced financial results for the third quarter ended September 30, 2021.

Third Quarter 2021 Financial Results

•Net revenue increased 128% to $68.0 million from $29.8 million in the same period in 2020
•Retail unit sales were 2,490 compared to 1,571 in the prior year period, an increase of 58%
•Retail GPU was $939. Adjusted retail GPU, excluding the increase in the inventory reserve, was $1,315.
•Net Loss attributable to common shareholders was $(3.5) million, or $(0.03) per diluted share, versus $(0.5) million, or $(0.01) per diluted share in the prior year period
•Adjusted EBITDA was $(22.8) million compared to $(0.6) million in the third quarter of 2020

“We are pleased with our record third quarter revenue of $68.0 million, representing growth of 128% and driven by a 58% increase in retail unit sales, a 190% increase in finance and insurance revenue, and more than doubling our hub locations versus last year,” said Michael Bor, Co-Founder and CEO of CarLotz. “I am encouraged by this performance while navigating the impact of the ongoing chip shortage on our core consignment business model.”

Mr. Bor continued, “While the chip shortage has caused a disruption to our consignment business model, we are focused on maximizing returns on the significant investments we have made this year, leveraging the assets we already have in place, and offering the best customer experience in the industry, all while building awareness of the CarLotz brand and what consignment means. We firmly believe in our long-term consignment business model and the opportunity to provide value to our corporate sourcing partners and retail buyers and sellers.”

Outlook

The Company expects sequential quarterly improvement in retail units sold and retail GPU in Q4.

The Company will continue to open new hubs in 2022, although fewer than in 2021.

As a result of the continued disruption caused by the chip shortage and the corresponding lack of visibility into the wholesale market and commercial vehicle sourcing, the Company is not providing additional financial outlook information for fiscal 2021 at this time.

Webcast and Conference Call Information

A conference call to discuss the third quarter 2021 financial results is scheduled for today, November 8, 2021 at 5:00 pm ET. Interested parties may listen to the conference call via telephone by dialing 1-833-962-1461, or for international callers, 1-929-517-0392 with Conference ID: 1488810. A telephone replay will be available until 11:59 pm ET on November 15, 2021 and can be accessed by dialing 1-855-859-2056, or for international callers, 1-404-537-3406 and entering replay Pin number: 1488810.

The conference call webcast will be available at www.investors.carlotz.com.

About CarLotz
CarLotz is a leading consignment-to-retail used vehicle marketplace that provides our corporate vehicle sourcing partners and retail sellers of used vehicles with the ability to easily access the retail sales channel. Our mission is to create the world's greatest vehicle buying and selling experience. We operate a technology-enabled buying, sourcing, and selling model that offers an omni-channel experience and comprehensive selection of vehicles. Our proprietary technology provides our corporate vehicle sourcing partners with real-time performance metrics and data analytics, along with custom business intelligence reporting that enables vehicle triage optimization between the wholesale and retail channels.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Generally, forward-looking statements include statements that are not historical facts, such as statements concerning possible or assumed future actions, business strategies, events or results of operations, including statements regarding CarLotz’ expectations or predictions of future financial or business performance or conditions. Forward-looking statements may be preceded by, followed by or include the words “believes,” “estimates,” “expects,” “projects,” “forecasts,” “may,” “will,” “should,” “seeks,” “plans,” “scheduled,” “anticipates” or “intends” or similar expressions. Such statements are based on management’s current expectations and are not guarantees of future performance. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from the results projected, expressed or implied by these forward-looking statements. Factors that could cause such differences include those disclosed in CarLotz’ filings with the SEC, including those resulting from the impact of the ongoing Covid-19 pandemic on our business and general business and economic conditions and our ability to successfully execute our geographic expansion plans. Forward-looking statements speak only as of the date they are made, and CarLotz is under no obligation, and expressly disclaims any obligation, to update, alter or otherwise revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law.

Investors:

Susan Lewis, VP - Investor Relations, slewis@carlotz.com

CarLotzIR@icrinc.com

Media:

CarLotzPR@icrinc.com

CarLotz, Inc. and Subsidiaries — Condensed Consolidated Balance Sheet
(unaudited)

(In thousands, except share data)

	September 30, 2021	December 31, 2020
Assets
Current Assets:
Cash and cash equivalents	$57,504	$2,208
Restricted cash	214	605
Marketable securities – at fair value	143,460	1,032
Accounts receivable, net	8,833	4,132
Inventories	58,142	11,202
Other current assets	9,201	6,679
Total Current Assets	277,354	25,858
Marketable securities – at fair value	2,432	—
Property and equipment, net	15,516	1,868
Capitalized website and internal-use software costs, net	12,555	—
Lease vehicles, net	877	173
Other assets	4,566	299
Total Assets	$313,300	$28,198
Liabilities, Redeemable Convertible Preferred Stock, Stockholders’ Equity (Deficit)
Current Liabilities:
Long-term debt, current	$397	$6,370
Floor plan notes payable	24,284	6,039
Accounts payable	9,824	6,283
Accrued transaction expenses	—	6,052
Accrued expenses	10,902	3,563
Accrued expenses – related party	—	5,082
Other current liabilities	638	256
Total Current Liabilities	46,045	33,645
Long-term debt, less current portion	8,706	2,999
Redeemable convertible preferred stock tranche obligation	—	2,832
Earnout shares liability	17,663	—
Merger warrant liability	14,231	—
Other liabilities	1,061	1,959
Total Liabilities	87,706	41,435
Commitments and Contingencies (Note 15)	—	—
Redeemable Convertible Preferred Stock:
Series A Preferred Stock, $0.0001 stated value; authorized 10,000,000 shares; after recapitalization there are no preferred shares issued or outstanding at September 30, 2021 and December 31, 2020	—	—
Stockholders’ Equity (Deficit):
Common stock, $0.0001 par value; 500,000,000 authorized shares, 113,707,013 and 58,621,042 shares issued and outstanding at September 30, 2021 and December 31, 2020	11	6
Additional paid-in capital	285,423	20,779
Accumulated deficit	(59,740)	(34,037)
Accumulated other comprehensive (loss) income	(100)	15
Treasury stock, $0.001 par value; after recapitalization there are no treasury shares issued or outstanding at September 30, 2021 and December 31, 2020	—	—
Total Stockholders’ Equity (Deficit)	225,594	(13,237)
Total Liabilities, Redeemable Convertible Preferred Stock and Stockholders’ Equity (Deficit)	$313,300	$28,198

CarLotz, Inc. and Subsidiaries — Consolidated Statements of Operations
(unaudited)

(In thousands, except per share and share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2021	2020	2021	2020
Revenues:
Retail vehicle sales	$56,284	$26,694	$150,897	$71,388
Wholesale vehicle sales	8,989	2,088	18,217	7,124
Finance and insurance, net	2,639	910	5,973	2,697
Lease income, net	129	101	334	373
Total Revenues	68,041	29,793	175,421	81,582
Cost of sales (exclusive of depreciation)	66,017	26,217	167,207	72,805
Gross Profit	2,024	3,576	8,214	8,777
Operating Expenses:
Selling, general and administrative	24,780	4,147	63,039	11,136
Stock-based compensation expense	3,447	—	49,114	37
Depreciation and amortization expense	1,214	78	1,692	269
Management fee expense – related party	—	63	2	195
Total Operating Expenses	29,441	4,288	113,847	11,637
Loss from Operations	(27,417)	(712)	(105,633)	(2,860)
Interest Expense	650	104	1,009	360
Other Income, net
Change in fair value of merger warrants liability	12,111	—	24,794	—
Change in fair value of redeemable convertible preferred stock tranche obligation	—	333	—	962
Change in fair value of earnout shares	12,565	—	56,621	—
Other income (expense)	(85)	(6)	(476)	58
Total Other Income, net	24,591	327	80,939	1,020
Loss Before Income Tax Expense	(3,476)	(489)	(25,703)	(2,200)
Income tax expense	—	3	—	12
Net Loss	$(3,476)	$(492)	$(25,703)	$(2,212)
Net loss per share, basic and diluted	$(0.03)	$(0.01)	$(0.23)	$(0.04)
Weighted-average shares used in computing net loss per share, basic and diluted	113,707,013	58,621,041	109,447,939	58,621,041

CarLotz, Inc. and Subsidiaries — Condensed Consolidated Statements of Cash Flows

(unaudited)

(In thousands, except per share and share data)

	Nine Months Ended September 30,
	2021	2020
Cash Flow from Operating Activities
Net loss	$(25,703)	$(2,212)
Adjustments to reconcile net loss to net cash used in operating activities
Depreciation – property and equipment	1,623	148
Amortization and accretion - marketable securities	1,712	—
Depreciation – lease vehicles	69	121
Loss on disposition of property and equipment	—	—
Loss (Gain) on marketable securities	—	(13)
Provision for doubtful accounts	85	5
Stock-based compensation expense	49,114	37
Change in fair value of Merger warrants liability	(24,794)	—
Change in fair value of historic warrants liability	—	(30)
Change in fair value of earnout shares	(56,621)	—
Amortization of debt issuance costs and stock warrant	—	18
Change in fair value of redeemable convertible preferred stock tranche obligation	—	(962)
Unpaid interest expense on capital lease obligations	199	—
Change in Operating Assets and Liabilities:
Accounts receivable	(4,786)	290
Inventories	(46,774)	(602)
Other current assets	(8,414)	(247)
Other assets	(4,267)	28
Accounts payable	3,541	893
Accrued expenses	5,441	771
Accrued expenses – related party	(229)	75
Other current liabilities	382	(115)
Other liabilities	(753)	756
Net Cash Used In Operating Activities	(110,175)	(1,039)
Cash Flows from Investing Activities
Purchase of property and equipment	(6,766)	(37)
Capitalized website and internal-use software costs	(11,511)	—
Purchase of marketable securities	(359,381)	(999)
Proceeds from sales of marketable securities	212,823	53
Purchase of lease vehicles	(939)	(76)
Net Cash Used in Investing Activities	(165,774)	(1,059)
Cash Flows from Financing Activities
Issuance of redeemable convertible preferred stock	—	—
Payments made on long-term debt and capital leases	(51)	(7)
Advance from holder of marketable securities	4,722	—
Repayment of advance from marketable securities	(4,722)	—

PIPE Issuance	125,000	—
Merger financing	309,999	—
Payment made on accrued dividends	(4,853)	—
Payments to existing shareholders of Former CarLotz	(62,693)	—
Transaction costs and advisory fees	(47,579)	—
Payments made on cash considerations associated with stock options	(2,465)	—
Repayment of Paycheck Protection Program loan	(1,749)	—
Payments made on note payable	(3,000)	—
Borrowings on long-term debt	—	2,249
Payments on floor plan notes payable	(109,034)	(16,877)
Borrowings on floor plan notes payable	127,279	16,834
Net Cash Provided by Financing Activities	330,854	2,199
Net Change in Cash and Cash Equivalents Including Restricted Cash	54,905	101
Cash and cash equivalents and restricted cash, beginning	2,813	4,102
Cash and cash equivalents and restricted cash, ending	57,718	4,203
Supplemental Disclosure of Cash Flow Information
Cash paid for interest	$1,000	$248
Supplementary Schedule of Non-cash Investing and Financing Activities:
Transfer from lease vehicles to inventory	$166	$199
Redeemable convertible preferred stock distributions accrued	$—	$1,399
Issuance of common stock warrants	—	15
KAR/AFC exercise of stock warrants	(144)	—
KAR/AFC conversion of notes payable	$(3,625)	$—
Convertible redeemable preferred stock tranche obligation expiration	$(2,832)	$—
Capitalized website and internal use software costs accrued	$(1,898)	$—
Purchases of property under capital lease obligation	$(7,651)	$—

CarLotz, Inc. and Subsidiaries — Results of Operations and Retail Gross Profit per Unit

(unaudited)

(In thousands, except share data)

	Three Months Ended September 30,
	2021	2020	Change	Change
Revenue:
Retail vehicle sales	$56,284	$26,694	$29,590	111%
Wholesale vehicle sales	8,989	2,088	6,901	331%
Finance and insurance, net	2,639	910	1,729	190%
Lease income, net	129	101	28	28%
Total revenues	68,041	29,793	38,248	128%
Cost of sales:
Retail vehicle cost of sales	$56,584	$24,177	$29,362	134%
Wholesale vehicle cost of sales	9,433	2,040	2,324	362%
Total cost of sales	$66,017	$26,217	$39,800	152%
Gross profit:
Retail vehicle gross profit (loss)	$(300)	$2,517	$(2,817)	(112)%
Wholesale vehicle gross profit (loss)	(444)	48	(492)	NM
Finance and insurance gross profit	2,639	910	1,729	190%
Lease income, net	129	101	28	28%
Total gross profit	$2,024	$3,576	$(1,552)	(43)%

Retail gross profit per unit(1):
Retail vehicle gross profit (loss)	$(300)	$2,517	$(2,817)	(112)%
Finance and insurance gross profit	2,639	910	1,729	190%
Total retail vehicle and finance and insurance gross profit	2,339	3,427	(1,088)	(32)%
Retail vehicle unit sales	2,490	1,571	919	58%
Retail vehicle gross profit per unit	$939	$2,181	$(1,242)	(57)%

(1) Gross profit per unit is calculated as gross profit for retail vehicles and finance and insurance, each of which is divided by the total number of retail vehicles sold in the period.

CarLotz, Inc. and Subsidiaries — Results of Operations and Retail Gross Profit per Unit

(unaudited)

(In thousands, except share data)

	Nine Months Ended September 30,
	2021	2020	Change	Change
Revenue:
Retail vehicle sales	$150,897	$71,388	$79,509	111%
Wholesale vehicle sales	18,217	7,124	11,093	156%
Finance and insurance, net	5,973	2,697	3,276	121%
Lease income, net	334	373	(39)	(10)%
Total revenues	175,421	81,582	93,839	115%
Cost of sales:
Retail vehicle cost of sales	$147,142	$65,723	$81,419	124%
Wholesale vehicle cost of sales	20,065	7,082	12,983	183%
Total cost of sales	$167,207	$72,805	$94,402	130%
Gross profit:
Retail vehicle gross profit	$3,755	$5,665	$(1,910)	(34)%
Wholesale vehicle gross profit	(1,848)	42	(1,890)	NM
Finance and insurance gross profit	5,973	2,697	3,276	121%
Lease income, net	334	373	(39)	(10)%
Total gross profit	$8,214	$8,777	$(563)	(6)%

Retail gross profit per unit(1):
Retail vehicle gross profit	$3,755	$5,665	$(1,910)	(34)%
Finance and insurance gross profit	5,973	2,697	3,276	121%
Total retail vehicle and finance and insurance gross profit	9,728	8,362	1,366	16%
Retail vehicle unit sales	7,053	4,400	2,653	60%
Retail vehicle gross profit per unit	$1,379	$1,900	$(521)	(27)%

(1) Gross profit per unit is calculated as gross profit for retail vehicles and finance and insurance, each of which is divided by the total number of retail vehicles sold in the period.

Reconciliation of Non-GAAP Financial Measures

EBITDA, Adjusted EBITDA and Adjusted retail GPU as presented herein are supplemental measures of our performance that are not required by, or presented in accordance with, generally accepted accounting principles in the United States (“GAAP”). They are not measurements of our financial performance under GAAP and should not be considered as substitutes for net income (loss), retail gross profit or any other performance measures derived in accordance with GAAP. Management believes that these measures provide investors additional meaningful methods to evaluate certain aspects of the Company’s results period over period and for the other reasons set forth below.

EBITDA is defined as net loss attributable to common stockholders adjusted to exclude interest expense, and depreciation and amortization expense.

Adjusted EBITDA is EBITDA adjusted to exclude certain expenses related to the Company’s capital structure and management fee expense prior to the merger, stock compensation expense and other nonoperating income and expenses, including interest, investment gain/loss and nonrecurring income/expense.

Adjusted retail GPU is retail gross profit per unit adjusted to exclude the change in the inventory reserve for owned inventory to record inventory at the lower of cost or net realizable value. Retail gross profit per unit is the aggregate retail and F&I gross profit in a given period divided by retail vehicles sold during that period.

Management believes the inclusion of supplementary adjustments to EBITDA applied in presenting Adjusted EBITDA is useful to investors in comparing the Company’s performance prior to the merger and the Company’s performance following the merger.

Management believes the inclusion of supplementary adjustments to retail gross profit per unit in presented Adjusted retail GPU is useful to investors in presenting the Company’s gross profit per unit on units actually sold during the period in comparing the Company’s performance to prior periods that did not have a material change in the inventory reserve.

EBITDA, Adjusted EBITDA and Adjusted retail GPU have limitations as analytical tools, and should not be considered in isolation or as a substitute for analysis of the results as reported under GAAP. These measures may not be comparable to similarly titled measures reported by other companies.

The following tables reconcile EBITDA and Adjusted EBITDA to net loss attributable to common stockholders and Adjusted retail GPU to retail gross profit per unit for the periods presented:

CarLotz, Inc. and Subsidiaries — Adjusted Retail Gross Profit per Unit

(unaudited)

(In thousands, except share data)

	Three Months Ended September 30,
	2021	2020	Change	Change
Adjusted retail gross profit per unit(1):
Retail vehicle gross profit (loss)	$(300)	$2,517	$(2,817)	(112)%
Finance and insurance gross profit	2,639	910	1,729	190%
Total gross profit	2,339	3,427	(1,088)	(32)%
Change in inventory reserve(2)	935	—	935	100%
Total adjusted gross profit	3,274	3,427	(153)	(4)%
Retail vehicle unit sales	2,490	1,571	919	58%
Retail vehicle adjusted gross profit per unit	$1,315	$2,181	$(867)	(40)%

(1)Adjusted gross profit per unit is calculated as gross profit for retail vehicles and finance and insurance, excluding any cost of sales associated with recording existing inventory to net realizable value, each of which is divided by the total number of retail vehicles sold in the period.
(2)The change in inventory reserve represents the impact on the Consolidated Statements of Operations related to the adjustment for lower of cost or net realizable value of inventory in the period.

CarLotz, Inc. and Subsidiaries — Adjusted Gross Profit per Unit

(unaudited)

(In thousands, except share data)

	Nine Months Ended September 30,
	2021	2020	Change	Change
Adjusted retail gross profit per unit(1):
Retail vehicle gross profit (loss)	$3,755	$5,665	$(1,910)	(34)%
Finance and insurance gross profit	5,973	2,697	3,276	121%
Total gross profit	9,728	8,362	1,366	16%
Change in inventory reserve(2)	965	(50)	1,015	NM
Total adjusted gross profit	10,693	8,312	2,381	29%
Retail vehicle unit sales	7,053	4,400	2,653	60%
Retail vehicle adjusted gross profit per unit	$1,516	$1,889	$(373)	(20)%

(1)Adjusted gross profit per unit is calculated as gross profit for retail vehicles and finance and insurance, excluding any cost of sales associated with recording existing inventory to net realizable value, each of which is divided by the total number of retail vehicles sold in the period.
(2)The change in inventory reserve represents the impact on the Consolidated Statements of Operations related to the adjustment for lower of cost or net realizable value of inventory in the period.

CarLotz, Inc. and Subsidiaries — EBITDA and Adjusted EBITDA

(unaudited)

(In thousands, except share data)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2021	2020	Change	2021	2020	Change
Net Loss	$(3,476)	$(492)	$(2,984)	$(25,703)	$(2,212)	$(23,491)
Adjusted to exclude the following:
Interest expense	650	104	546	1,009	360	649
Income tax expense	—	3	(3)	—	12	(12)
Depreciation and amortization expense	1,214	78	1136	1,692	269	1423
EBITDA	$(1,612)	$(307)	$(1,305)	$(23,002)	$(1,571)	$(21,431)
Other expense	85	6	79	476	(58)	534
Stock compensation expense	3,447	—	3,447	49,114	37	49,077
Management fee expense - related party	—	63	(63)	2	195	(193)
Change in fair value of warrants liability	(12,111)	—	(12,111)	(24,794)	—	(24,794)
Change in fair value of redeemable convertible preferred stock tranche obligation	—	(333)	333	—	(962)	962
Change in fair value of earnout provision	(12,565)	—	(12,565)	(56,621)	—	(56,621)
Adjusted EBITDA	$(22,756)	$(571)	$(22,185)	$(54,825)	$(2,359)	$(52,466)